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                                                                    EXHIBIT 10.3

                    [FORM OF COMMON STOCK PURCHASE WARRANT]


THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICE.



                             VISUAL NUMERICS, INC.

                         COMMON STOCK PURCHASE WARRANT



     1. Number and Price of Shares Subject to Warrant. Subject to the terms and
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conditions herein set forth, _______________ or a permitted holder hereof (the
"Purchaser" or "Holder"), is entitled to purchase from Visual Numerics, Inc., a Texas corporation (the "Company"), at any time on or before the earliest to occur of the following: (i) the closing of the Company's initial firm commitment underwritten public offering covering the offer and sale of Common Stock for the account of the Company to the public at an aggregate offering price of not less than $7,500,000 (the "Initial Public Offering"), (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or other transaction as a result of which shareholders of the Company immediately prior to such acquisition possess a minority of the voting power of the acquiring entity immediately following such acquisition (the "Acquisition") or (iii) the date five (5) years from the date hereof, _______________________ shares (which number of shares is subject to adjustment as described below) of fully paid and nonassessable Common Stock of the Company (the "Shares") upon surrender hereof at the principal office of the Company, and upon payment of the aggregate purchase price (the "Purchase Price") for such shares, determined as the product of the number of shares of Common Stock acquired upon exercise hereof and the Warrant Price (as defined below) at said office in cash, by check, by wire transfer or by cancellation of indebtedness. The Company shall give notice to the Purchaser of an Initial Public Offering or an Acquisition at least thirty
(30) days prior to the closing of such Initial Public Offering or Acquisition. Subject to adjustment as hereinafter provided, the exercise price for one share of Common Stock (or such securities as may be substituted for one share of Common Stock pursuant to the provisions hereinafter set forth) shall be ______________________________. The exercise price for one share of Common Stock (or such securities as may be substituted for one share of Common Stock pursuant to the provisions hereinafter set forth) payable from time to time upon the exercise of this Warrant (whether such price be the price specified above or an adjusted price determined as hereinafter provided) is referred to herein as the "Warrant Price."

     2.  Adjustment of Warrant Price and Number of Shares. The number and kind
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of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time and the Company agrees to provide notice upon the happening of certain events as follows:

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        (a)  Adjustment for Dividends in Stock. In case at any time or from time
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to time on or after the date hereof the holders of the Common Stock of the
Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional securities or other property of the Company by way of dividend or distribution, then and in each case, the holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of common stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional securities or other property of the Company which such holder would hold on the date of such exercise had it been the holder of record of such Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional securities or other property receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by this paragraph (a) and paragraphs (b) and (c) of this paragraph 2.

        (b)  Adjustment for Reclassification or Reorganization. In case of any
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reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) on or after the date hereof, then and in each such case the Company shall give the Holder of this Warrant at least thirty (30) days notice of the proposed effective date of such transaction, and the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change or reorganization, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraphs (a) and (c) of this paragraph 2.

        (c)  Stock Splits and Reverse Stock Splits. If at any time on or after
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the date hereof the Company shall subdivide its outstanding shares of Common
Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of the Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of shares of Common stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately decreased.

        3.   No Fractional Shares. No fractional shares of Common Stock will be
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issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

        4.   No Stockholder Rights. This Warrant as such shall not entitle its
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Holder to any of the rights of a stockholder of the Company until the Holder has exercised this Warrant in
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accordance with Section 6 hereof or exercised conversion rights in accordance with Section 7 hereof.

        5.      Reservation of Stock.  The Company covenants that during the
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period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and all other
Warrants or instruments exercisable for Common Stock. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the number of full shares Common Stock issuable upon the exercise of this Warrant.

        6.      Exercise of Warrant.  This Warrant may be exercised by its
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holder by the surrender of this Warrant at the principal office of the Company, accompanied by payment in full of the Purchase Price of the Shares purchased thereby, as described above. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares or other securities issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above.

        7.      Right to Convert Warrant for Common Stock.
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        (a)     Right to Convert.  In addition to and without limiting the
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rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion hereof (the "Conversion Right") into shares of Common Stock as provided in this Section 7 immediately prior to its expiration after the Company has given the Purchaser notice pursuant to
Section 1 of an initial Public Offering or an Acquisition, subject to the restrictions set forth in subsection (c) hereof. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any cash or other consideration) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be determined by subtracting (A) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by (y) the fair market value of one share of Common Stock on the Conversion Date (as herein defined). No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as herein defined).

        (b)     Method of Exercise.  The Conversion Right may be exercised by
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the Holder by the surrender of this Warrant prior to its expiration and after the Company shall have given the Purchaser notice pursuant to Section 1 of the Initial Public Offering or the Acquisition, at the principal office of the Company together with a written statement specifying that the Holder

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thereby intends to exercise the Conversion Right immediately prior to the expiration of this Warrant and indicating the number of shares subject to this Warrant which are being surrendered (referred to in subsection (a) hereof as the converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective immediately prior to the expiration of this Warrant (the "Conversion Date"). Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right (or any other securities deliverable in lieu thereof under Section 2(b)) shall be issued as of the Conversion Date and shall be delivered to the Holder immediately following the Conversion Date.

        (c)     Restrictions on Conversion Right.  in the event that the
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Conversion Right contained herein would, at any time this Warrant remains outstanding, be deemed by the Company's independent certified public accountants to trigger a charge to the Company's earnings for financial reporting purposes, then the Conversion Right shall automatically terminate upon the Company's written notice to the Holder of such adverse accounting treatment.

        (d)     Determination of Fair Market Value.  For purposes of this
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Section 7, fair market value of a share of Common Stock as of a particular date
(the "Determination Date") shall mean:

                (i) in the case of an initial Public offering, the value of the shares of Common stock, as provided in the initial "price to Public" specified in the final prospectus with respect to such offering; or

                (ii) In the case of an Acquisition, the effective per share consideration to be received in an Acquisition by holders of the Common Stock, which price shall be as specified in the agreement entered into with respect to such Acquisition and determined assuming receipt of the aggregate exercise price of all outstanding Warrants to purchase Common Stock and Preferred Stock (the "Outstanding Warrants"), or if no such price is set forth in the agreement concerning the Acquisition, then as deter-mined in good faith by the Company's Board of Directors upon a review of relevant factors, including the aggregate exercise price of all outstanding Warrants.

        8.      Certificate of Adjustment.  Whenever the Warrant Price or number
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or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

        9.      Notice of proposed Transfers.  Prior to any proposed transfer of
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this Warrant or the shares of Common Stock received on the exercise of this
Warrant (the "securities"), unless there is in effect a registration statement under the securities Act of 1933, as amended (the "securities Act"), covering the pro-posed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company so requests, be accompanied (except in transaction in compliance with Rule 144) by either (i) an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the securities may be effected without registration under the securities Act, or
(ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a
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recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of the securities shall be entitled to transfer the securities in accordance with the terms of the notice delivered by the Holder to the Company. Each certificate evidencing the securities transferred as above provided shall bear the appropriate restrictive legend set forth above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the securities Act.

     10.  Merger. If the Company shall at any time merge with or into another
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corporation in a transaction that is not an Acquisition, the holder of this
Warrant will thereafter receive, upon the exercise of this Warrant in accordance with its terms, the securities or properties to which the holder of the number of shares of Common Stock then deliverable upon exercise of this Warrant would have been entitled upon such merger.

     11.  Miscellaneous. This Warrant shall be governed by the laws of the State
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of Texas. The headings in this Warrant are for purposes of convenience of reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered holder hereof. All notices and other communications from the Company to the holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the U.S. Mail.

ISSUED this     day of     , 199   .
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      Visual Numerics, Inc.
      a Texas corporation


      By:
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      Title: